UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CytoDyn Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY - SUBJECT TO COMPLETION - DATED JUNE 5, 2020

CYTODYN INC.

1111 Main Street, Suite 660

Vancouver, Washington 98660

(360) 980-8524

June , 2020

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of CytoDyn Inc. (the “Company”) to be held at 9:30 a.m., Pacific Time, on Wednesday, July 22, 2020, at the Hilton Vancouver Washington, 301 W. 6th Street, Vancouver, Washington 98660.

The matters to be presented for action at the meeting are a proposal to increase the total number of authorized shares of common stock from 700,000,000 to 800,000,000 shares, as further described in the enclosed proxy statement, and a proposal to approve the adjournment of the special meeting to solicit additional proxies if there are insufficient proxies at the special meeting to approve the foregoing proposal.

We are excited about the future of our company and look forward to answering questions from our stockholders at our special meeting. Whether or not you can attend, it is important that your shares are represented and voted. Please sign, date, and return your proxy, or submit your proxy by telephone or Internet as instructed on the enclosed proxy card.

Sincerely,

Nader Z. Pourhassan, Ph.D.
President and Chief Executive Officer

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(833) 814-9456

PRELIMINARY PROXY - SUBJECT TO COMPLETION - DATED JUNE 5, 2020

CYTODYN INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

JULY 22, 2020

You are invited to attend a special meeting of stockholders (the “Special Meeting”) of CytoDyn Inc., a Delaware corporation (the “Company”), to be held 9:30 a.m., Pacific Time, on Wednesday, July 22, 2020 at the Hilton Vancouver Washington, 301 W. 6th Street, Vancouver, Washington 98660.

The Board of Directors has fixed June 17, 2020 as the record date for the meeting. Only stockholders of record at the close of business on June 17, 2020, will be entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

The Special Meeting is being held to consider and vote on the following matters:

1.	Approval of a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 700,000,000 shares to 800,000,000 shares; and

2.	Approval of a proposal for the adjournment of the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

Please sign and date the accompanying form of proxy and return it promptly in the enclosed postage-paid envelope, or submit your proxy by telephone or the Internet as instructed on the enclosed proxy card to avoid the expense of further solicitation. If you are a stockholder of record and attend the Special Meeting, you may revoke your proxy and vote your shares in person.

The Board of Directors of the Company recommends that you vote “FOR” each of the proposals set forth above.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE MEETING AND VOTE IN PERSON, WE URGE STOCKHOLDERS TO PROMPTLY VOTE BY PHONE OR INTERNET FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED.

By Order of the Board of Directors

Arian Colachis
Corporate Secretary

Vancouver, Washington
June , 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON JULY 17, 2020:

The proxy statement for the Special Meeting is available at www.cytodyn.com.

Important Notice regarding COVID-19: We currently intend to hold the Special Meeting in person. However, we are monitoring the protocols that federal, state, and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Special Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Special Meeting, we will announce this decision in advance, and details will be disseminated via a press release, posted on our website at http:www.cyodyn.com and filed with the SEC.

PRELIMINARY PROXY - SUBJECT TO COMPLETION - DATED JUNE 5, 2020

CYTODYN INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CytoDyn Inc., a Delaware corporation (“CytoDyn” or the “Company”), to be voted at a special meeting of stockholders to be held on July 22, 2020 at 9:30 a.m., Pacific Time, at the Hilton Vancouver Washington, 301 W. 6th Street, Vancouver, Washington 98660 (the “Special Meeting”), and any postponements or adjournments thereof. The proxy statement and accompanying form of proxy were first mailed to stockholders on or about June    , 2020.

VOTING, REVOCATION, AND SOLICITATION OF PROXIES

Solicitation of Proxies. The enclosed proxy is solicited by and on behalf of the Board, with the cost of solicitation borne by the Company. Solicitation may also be made by directors and officers of the Company without additional compensation for such services. In addition to mailing proxy materials, the directors, officers and employees may solicit proxies in person, by telephone or otherwise.

The Company has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a base fee of $8,000, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Alliance Advisors LLC against certain claims.

Voting. You may submit a proxy to have your shares of common stock voted at the Special Meeting in one of three ways: (i) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope; (ii) calling toll-free at the telephone number indicated on the enclosed proxy card; or (iii) using the Internet in accordance with the instructions set forth on the enclosed proxy card. When a proxy is properly returned, the shares represented by the proxy will be voted at the Special Meeting in accordance with the instructions specified in the spaces provided in the proxy. If no instructions are specified, the proxies will be counted for purposes of determining whether or not a quorum is present, and will be voted FOR Proposals 1 and 2. If a stockholder of record attends the Special Meeting, he or she may vote in person. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to vote your shares.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines such proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have the same effect as a vote against Proposal 1, but will have no effect with respect to Proposal 2.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

If you have additional questions, need assistance in submitting your proxy or voting your shares of common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact Alliance Advisors LLC.

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(833) 814-9456

Revocation of Proxies. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by submitting a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously submitted proxy. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to revoke previously submitted instructions relating to your shares.

OUTSTANDING VOTING SECURITIES AND QUORUM

Stockholders of record as of the close of business on June 17, 2020, are entitled to one vote at the Special Meeting for each share of common stock, par value $0.001 per share (“Common Stock”), of the Company then held by each stockholder. As of that date, the Company had _________________ shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote constitutes a quorum at the Special Meeting. Abstentions will be considered present for purposes of determining the presence of a quorum at the Special Meeting. Broker non-votes, if any, will not be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines both of the proposals to be “non-routine,” but will be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines either of the proposals to be “routine.”

VOTES REQUIRED

Pursuant to the General Corporation Law of the State of Delaware, Proposal 1 must be approved by a majority of the outstanding shares of stock of the Company entitled to vote on the proposal. Proposal 2 will be approved if a quorum exists and the votes cast favoring the proposal exceed the votes cast opposing the proposal.

SUMMARY TERM SHEET

The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the exhibits attached hereto to understand the proposals fully.

•

Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Stockholders): 9:30 a.m., Pacific Time, on Wednesday, July 22, 2020, at the Hilton Vancouver Washington, 301 W. 6th Street, Vancouver, Washington 98660.

•	Record Date (See page 2): You can vote at the Special Meeting if you owned Common Stock of the Company at the close of business on June 17, 2020.

•

Proposals to be Voted on (See Notice of Special Meeting of Stockholders): Matters to be presented for action at the meeting include (i) a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 700,000,000 shares to 800,000,000 shares and (ii) a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve either of the foregoing proposals.

•

Reasons for the Increase in Authorized Shares (See page 5) : The primary reasons for the increase in authorized shares of Common Stock are to have sufficient shares available for possible future financings, acquisition transactions, joint ventures, as equity incentives for employees, officers or directors, and for other general corporate purposes, as further described in this proxy statement under Proposal 1.

•

Effect of Approving the Increase in Authorized Shares (See pages 5-6): If the increase in authorized shares of Common Stock is approved, the authorized shares of the Company will be increased from 700,000,000 shares to 800,000,000 shares.

•

Effect of Not Approving the Increase in Authorized Shares (See page 6): If the increase in authorized shares proposal fails to obtain the vote required for approval, the number of shares authorized for issuance by the Company will remain at 700,000,000 shares of Common Stock. If this occurs, the Company may be limited in its ability to issue shares of its Common Stock to complete future financings, acquisition transactions, joint ventures, as equity incentives for employees, officers or directors and for other general corporate purposes.

•	Recommendation of the Board (See page 6 and 7): The Board recommends that you vote “FOR” Proposals 1 and 2.

•

Vote Required (See page 2): Pursuant to the General Corporation Law of the State of Delaware, Proposal 1 must be approved by a majority the outstanding shares of stock of the Company entitled to vote on the proposal, and Proposal 2 will be approved if a quorum exists and the votes cast favoring the proposal exceed the votes cast opposing the proposal.

•

How to Vote Your Shares (See page 1): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope, or submit your proxy by telephone or the Internet as instructed on the enclosed proxy card, as soon as possible, so that your shares may be represented at the Special Meeting. In order to assure that your vote is obtained, please submit your proxy even if you currently plan to attend the Special Meeting in person.

•

How to Revoke Your Proxy (See page 2): Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by submitting a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously submitted proxy. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to revoke previously submitted instructions relating to your shares.

•

Voting of Shares Held in “Street Name” (See page 1): Your broker is permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but is not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines such proposals to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s name, will have the same effect as a vote against Proposal 1, but will have no effect with respect to Proposal 2.

•	Whom You Should Call with Questions: If you have further questions, you may contact the Company’s proxy solicitor, Alliance Advisors LLC. at:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(833) 814-9456

PROPOSAL 1

PROPOSAL TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL TO 800,000,000 SHARES OF

COMMON STOCK

Background

The Board believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance by 100,000,000 shares of Common Stock, bringing the total number of shares of Common Stock authorized from 700,000,000 shares to 800,000,000 shares. These shares do not offer any preemptive rights. The text of the proposed certificate of amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit A. This proposal to increase the number of shares of Common Stock authorized for issuance, if approved at the Special Meeting, will become effective and the Company’s number of shares of authorized Common Stock will be increased to 800,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is attached to this proxy statement as Exhibit A and is incorporated herein by reference.

Reasons for the Increase

The Board believes that it is desirable to have sufficient authorized shares of Common Stock available for future issuance, to give the Company greater flexibility to use its common stock for business and financial purposes, and to allow such shares to be issued without the expense and delay of an additional special stockholders’ meeting. These purposes may include financings to raise the capital needed to operate the business; future acquisition transactions; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing joint ventures or other strategic relationships with other companies; and other general purposes. Although such issuance of additional shares with respect to future financings, acquisitions and as incentive compensation would dilute existing stockholders, management believes that such transactions would increase the overall value of the Company to its stockholders. In addition, the Board believes the Company’s success depends in part on its continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel. Without an increase in authorized shares of common stock, the Company may be constrained in its ability to use equity as a component of compensation to attract and retain key personnel. There are certain advantages and disadvantages of an increase in authorized Common Stock. The advantages include:

•	The ability to raise additional capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•

To have shares of Common Stock available to finance the Company’s ongoing operating capital requirements to advance the Company’s lead product candidate, leronlimab (PRO 140), towards regulatory approval, and to pursue other potential business expansion opportunities, if any.

•	To have shares of Common Stock available to attract, retain and motivate highly qualified management and clinical and scientific personnel.

The disadvantages include:

•	Stockholders will experience further dilution of their ownership.

•

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

•

The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The Company intends to use the proceeds from any future capital raises for working capital and general corporate purposes. The Company has no arrangements, agreements, or understandings in place at the present time, for the issuance or use of the additional shares of Common Stock to be authorized by the proposed Certificate of Amendment. However, the Company has recently conducted certain private offerings of common stock and warrants, and the Company will continue to require additional capital in the near future to fund its operations. As a result, it is foreseeable that the Company will seek to issue such additional shares of Common Stock in connection with any such capital raising activities. The Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders.

•

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort, of which the Company is aware, to accumulate Common Stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Company has no arrangements, agreements, or understandings in place at the present time to enter into any merger, consolidation, acquisition or similar business transaction.

If the Company’s stockholders do not approve the increase in authorized shares of Common Stock, then the Company will be limited in its ability to use shares of Common Stock for financing, acquisitions, equity compensation or other general corporate purposes. As of May 28, 2020, the Company only had 14,415,264 shares of Common Stock authorized and unreserved for issuance, which would be available for such purposes.

Approval Required

Pursuant to the General Corporation Law of the State of Delaware, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote on the proposal. Shares that are not represented at the Annual Meeting and abstentions and, if this proposal is deemed to be “non-routine” as described above under “Voting, Revocation and Solicitation of Proxies,” broker non-votes with respect to this proposal, will have the same practical effect as a vote against this proposal.

The Board recommends that stockholders vote “FOR” the proposal to increase the Company’s authorized capital to 800,000,000 shares of Common Stock.

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL

PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock present in person or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 are insufficient to approve Proposal 1, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of Proposal 1. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote Required and Board Recommendation

If a quorum is present, approval of the proposal to adjourn the Special Meeting to a later date requires that the votes cast favoring the proposal exceed the votes cast opposing the proposal.

Assuming a quorum is present, abstentions and broker non-votes, if applicable, with respect to this proposal will not be counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to this adjournment proposal.

The Board recommends that stockholders vote “FOR” the proposal to adjourn the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve Proposal 1.

STOCK OWNERSHIP BY PRINCIPAL STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of Common Stock as of May 28, 2020, by (i) each person or entity who is known by the Company to own beneficially more than 5 percent of the outstanding shares of Common Stock, (ii) each of our named executive officers and directors; and (iii) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Total (3)
Beneficial owners of more than 5 percent:		0%
Directors and Executive Officers:
David F. Welch, Ph.D. (4)	12,458,571	2.4%
Samir R. Patel, M.D. (5)	9,531,203	1.8%
Jordan G. Naydenov (6)	8,659,220	1.7%
Scott A. Kelly, M.D. (7)	4,291,961	* %
Nader Z. Pourhassan, Ph.D. (8)	3,234,575	* %
Michael D. Mulholland (9)	2,673,664	* %
Alan P. Timmins (10)	36,986	* %
All Current Directors and Executive Officers as a Group (9 persons)	41,775,763	8.1%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Unless otherwise indicated, the business address of each current director and executive officer is c/o CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660.
(2)

Beneficial ownership includes shares of Common Stock as to which a person or group has sole or shared voting power or investment power. Shares of Common Stock subject to stock options and warrants that are exercisable currently or within 60 days of May 28, 2020, are deemed outstanding for purposes of computing the number of shares beneficially owned and percentage ownership of the person or group holding such stock options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentages are based on 517,980,693 shares of Common Stock outstanding as of May 28, 2020.
(4)

Includes: (i) 7,254,315 shares of Common Stock, 1,000 Series D Convertible Preferred Stock covering 1,250,000 shares of Common Stock and a warrant covering 500,000 shares of Common Stock held by a limited liability company for which Dr. Welch is the managing member and has voting and dispositive power; (ii) 3,002,202 shares of Common Stock held directly by a trust for which Dr. Welch, as trustee, has voting and dispositive power; and (iii) 1,195,154 shares of Common Stock subject to options held directly by Dr. Welch.

(5)

Includes: (i) 7,218,874 shares of Common Stock and warrants covering 2,300,000 shares of Common Stock by a limited liability company for which Dr. Patel is the managing member and has voting and dispositive power; and (ii) 12,329 shares of Common Stock subject to an option held directly by Dr. Patel.

(6)

Includes: (i) 6,137,823 shares of Common Stock held directly by Mr. Naydenov; (ii) warrants covering 1,075,000 shares of Common Stock held directly by Mr. Naydenov; and (iii) 1,446,397 shares of Common Stock subject to options held directly by Mr. Naydenov.

(7)

Includes: (i) 1,566,052 shares of Common Stock held directly by Dr. Kelly; (ii) a warrant covering 500,000 shares of Common Stock held directly by Dr. Kelly; (iii) 1,321,875 shares of Common Stock subject to options held directly by Dr. Kelly; (iv) 691,208 shares of Common Stock held by Dr. Kelly’s spouse; (v) a warrant covering 166,666 shares of Common Stock held by Dr. Kelly’s spouse; and (vi) 46,160 shares of Common Stock held by Dr. Kelly as custodian for his children.

(8)

Includes: (i) 908,343 shares of Common Stock held directly by Dr. Pourhassan; (ii) 310,532 shares of Common Stock subject to options held directly by Dr. Pourhassan; (iii) a warrant for 2,000,000 shares of Common Stock held directly by Dr. Pourhassan; and (iv) 15,700 shares of Common Stock held by Dr. Pourhassan’s spouse.

(9)

Includes: (i) 170,581 shares of Common Stock held directly by Mr. Mulholland; (ii) 13,500 shares of Common Stock held in a retirement portfolio; and (iii) 2,489,583 shares of Common Stock subject to options held directly by Mr. Mulholland.

(10)	Includes: 36,986 shares of Common Stock subject to an option held directly by Mr. Timmins.

MATTERS RELATING TO THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Warren Averett, LLC (“Warren Averett”) was the Company’s independent registered public accounting firm with respect to its audited financial statements for the fiscal year ended May 31, 2019. Representatives of Warren Averett are not expected to be present at the Special Meeting.

OTHER MATTERS

Management is not aware of any matters to be brought before the Special Meeting other than those discussed above.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Communications by stockholders to the Board of Directors should be submitted in writing to Board of Directors, c/o CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660. Communications to individual directors or committees should be sent to the attention of the intended recipient. Communications will be forwarded to the chair of the Audit Committee, who will be primarily responsible for monitoring communications to the Board (or its members or committees) and for forwarding communications as he or she deems appropriate. Communications will not be forwarded if they do not appear to be within the scope of the Board’s (or such other intended recipient’s) responsibilities or are otherwise inappropriate or frivolous.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660, Attn.: Secretary, or by phone at (360) 980-8524. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2020

For the 2020 annual meeting of stockholders, pursuant to the Company’s Bylaws, a proposal to take action at the meeting may be made by any stockholder of record who is entitled to vote at the meeting and who delivers timely written notice. To be considered timely, the notice must be received between May 15, 2020 and June 14, 2020, inclusive; provided that, if the 2020 annual meeting is not first convened between August 13, 2020 and November 11, 2020, inclusive, then the notice must be delivered prior to the later of (x) the ninetieth day prior to the meeting date or (y) the tenth day following the first public announcement of the meeting date.

In order to be eligible for inclusion in the proxy materials of the Company for the 2020 annual meeting of stockholders, pursuant to Rule 14a-8 under the Exchange Act, any stockholder proposal to take action at such meeting must be received by April 23, 2020. Any such proposal should comply with the SEC’s rules governing stockholder proposals submitted for inclusion in proxy materials. In addition, if the Company receives notice of a stockholder proposal after July 7, 2020, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such stockholder proposal.

Any proposals to take action at the 2020 annual meeting of stockholders should be addressed to Secretary, CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Company. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet and in person.

The expenses of preparing, printing and distributing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and the Company will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

The Company has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a base fee of $8,000, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Alliance Advisors LLC against certain claims.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.

We are subject to the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, we file periodic reports, proxy statements and other information with the SEC. Such periodic reports, proxy statements and other information are available at the website of the SEC referred to above. We maintain a website at http://www.cytodyn.com. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this proxy statement.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filings:

•	the Company’s Annual Report on Form 10-K , as amended, for the fiscal year ended May 31, 2019, filed with the SEC on August 14, 2019;

•

Our Quarterly Report on  Form 10-Q for the fiscal period ended August 31, 2019 filed with the SEC on October 8, 2019, our Quarterly Report on Form 10-Q for the fiscal period ended November 30, 2019 filed with the SEC on January 9, 2020 and our Quarterly Report on Form 10-Q for the fiscal period ended February 29, 2020 filed with the SEC on April 9, 2020.

•	the Company’s Proxy Statement on Schedule 14A filed with the SEC on August 21, 2019; and

•

the Company’s Current Reports on Form 8-K filed with the SEC on August 23, 2019, August 29, 2019, September  13, 2019, September 19, 2019, October 3, 2019, October 22, 2019, October  31, 2019, November 7, 2019, November 12, 2019, November 19, 2019, November  20, 2019, December 6, 2019, December 10, 2019, December 13, 2019, December  18, 2019, December 27, 2019, January 21, 2020, February 3, 2020, March  19, 2020, April 6, 2020, April 23, 2020, as amended June 2, 2020, April  27, 2020, April 28, 2020 and June 2, 2020.

The Company undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon written or oral request, by first class mail or other equally prompt means and within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

CytoDyn Inc.

1111 Main Street, Suite 660

Vancouver, Washington 98660

(360) 980-8524

June , 2020	CYTODYN INC.

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(833) 814-9456

Exhibit A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CYTODYN INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, CytoDyn Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

The name of the Corporation is CytoDyn Inc. The Corporation was originally incorporated under the name Point NewCo Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 27, 2018 (as amended, the “Certificate of Incorporation”).

2.	The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph under Article IV and replacing such paragraph with the following paragraph:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Eight Hundred and Five Million (805,000,000), of which (i) Eight Hundred Million (800,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares shall be a class designated as preferred stock, par value $0.001 per share (the “Preferred Stock”).”

3.

The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.

This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on this [    ] day of [        ], 20[    ].

CYTODYN INC.

By:

Name:

A-1

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 12:00 a.m., Pacific Time, on July 22, 2020
Online Go to www.investorvote.com/CYDY or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CYDY

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals – The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain		For	Against	Abstain
1. Approval of an increase in the total number of authorized shares of common stock to 800,000,000 shares.	☐	☐	☐	2. Adjournment of the Special Meeting	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

031Q6D

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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2020 SPECIAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of CytoDyn Inc.

The undersigned hereby appoints Nader Z. Pourhassan and Michael D. Mulholland as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of the common stock of CytoDyn Inc. held of record by the undersigned at the close of business on June 17, 2020, at the special meeting of stockholders to be held on July 22, 2020, at 9:30 a.m., Pacific Time, or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is provided, the proxies named above will vote FOR Proposals 1 and 2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement and revokes all prior proxies for the meeting. Please date and sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

C	Non-Voting Items

Change of Address – Please print new address below.